                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for use of the Commission only (as permitted by Rule
    14a-6(e)(2))

                           GENOME THERAPEUTICS CORP.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount previously paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

--------------------------------------------------------------------------------

                           GENOME THERAPEUTICS CORP.

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          IN LIEU OF AN ANNUAL MEETING

                         TO BE HELD ON JANUARY 26, 1998

To the Shareholders of
GENOME THERAPEUTICS CORP.:

     NOTICE IS HEREBY GIVEN that a Special Meeting in Lieu of an Annual Meeting of Shareholders of Genome Therapeutics Corp. (the "Company") will be held on January 26, 1998 at 11:00 a.m. at Ropes & Gray, One International Place, 36th Floor, Boston, Massachusetts, for the following purposes:

     A. To elect five directors.

     B. To consider approval of the Company's 1997 Stock Option Plan.

     C. To consider approval of the Company's 1997 Directors' Deferred Stock
        Plan.

     D. To ratify the selection of Arthur Andersen LLP as the Company's auditors for the fiscal year ending August 31, 1998.

     E. To transact such other business as may properly come before the meeting or any adjournments of the meeting.

     The Board of Directors has fixed the close of business on December 5, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at this meeting and at any adjourned session(s) thereof.

     All shareholders are cordially invited to attend the meeting. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed form of proxy as promptly as possible. Shareholders attending the meeting may vote in person even if they have returned a proxy.

                                            By Order of the Board of Directors,

                                            DAVID C. CHAPIN, Clerk

December 22, 1997
Boston, Massachusetts

                           GENOME THERAPEUTICS CORP.

                                PROXY STATEMENT

                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited by the Board of Directors of Genome Therapeutics Corp. (the "Company") for use at a Special Meeting in Lieu of an Annual Meeting of Shareholders to be held on January 26, 1998 (the "Annual Meeting"), or at any adjourned session(s) of that meeting, for the purposes set forth in the foregoing Notice. The cost of solicitation of proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. This solicitation of proxies is being made by mail, although it may be supplemented by telephone, facsimile or personal solicitation by directors, officers, or other employees of the Company. No additional compensation will be paid to such individuals for such services. This Proxy Statement and accompanying proxy will be mailed on or about December 22, 1997, to all shareholders entitled to vote at the meeting. The address of the Company is 100 Beaver Street, Waltham, Massachusetts, 02154.

     Only shareholders of record at the close of business on December 5, 1997 will be entitled to notice of and to vote at the Annual Meeting. As of December 5, 1997, the Company had outstanding 18,211,844 shares of Common Stock, $.10 par value (the "Common Stock"). Each share of Common Stock is entitled to one vote.

     Any shareholder giving a proxy has the power to revoke it at any time before it is exercised. It may be revoked by filing with the Clerk of the Company an instrument of revocation or a duly executed proxy bearing a later date. It may also be revoked by attending the meeting and electing to vote in person.

     A copy of the Company's 1997 Annual Report to Shareholders, including financial statements, is being mailed concurrently with this Proxy Statement to each shareholder entitled to vote at the Annual Meeting. THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED AUGUST 31, 1997 AND RELATED FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES TO EACH SHAREHOLDER ENTITLED TO VOTE AT THE ANNUAL MEETING WHO REQUESTS A COPY OF SUCH IN WRITING. REQUESTS SHOULD BE SENT TO GENOME THERAPEUTICS CORP., 100 BEAVER STREET, WALTHAM, MASSACHUSETTS, 02154,
ATTENTION: FENEL M. ELOI, SENIOR VICE PRESIDENT, TREASURER AND CHIEF FINANCIAL OFFICER.

QUORUM, REQUIRED VOTES AND METHOD OF TABULATION

     Consistent with Massachusetts law and under the Company's by-laws, a majority of the shares entitled to be cast on a particular matter, present in person or represented by proxy, constitutes a quorum as to such matter. Votes cast by proxy or in person at the Annual Meeting will be counted by persons appointed by the Company to act as election inspectors for the Annual Meeting.

     The Company will count shares represented by proxies that withhold authority to vote for a nominee for election as a director, or that reflect abstentions and "broker non-votes" (i.e., shares represented at the Annual Meeting held by brokers and nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have the discretionary voting power in the particular matter) on any other matter, only as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but none of the withheld votes, abstentions, or broker non-votes will be counted as "cast" or have any effect on the outcome of voting on the particular matter, even though persons analyzing the results of the voting may interpret the results differently.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of December 5, 1997, certain information regarding all shareholders known by the Company to be the beneficial owners of more than 5% of the Company's Common Stock, and the stock ownership of the Company's current directors and nominees, the Company's executive officers and of all directors and officers of the Company as a group:

                                                                  AMOUNT AND
                                                                  NATURE OF
                                                                  BENEFICIAL     PERCENT
                NAME AND ADDRESS OF BENEFICIAL OWNER(1)           OWNERSHIP      OF CLASS
        --------------------------------------------------------  ----------     --------
        Orrie M. Friedman.......................................  2,257,395        12.4%
        Robert J. Hennessey.....................................  1,435,000 (2)     7.3%
        Philip Leder............................................    207,500 (3)     1.1%
        Lawrence Levy...........................................     20,000 (3)       *
        Donald J. McCarren......................................     71,400 (3)       *
        Steven M. Rauscher......................................     74,000 (3)       *
        Fenel M. Eloi...........................................    160,450 (3)       *
        Bernd Seizinger.........................................     75,000 (3)       *
        Christopher T. Kelly....................................      6,500           *
        All directors and officers as a group (8 persons).......  2,049,850 (4)    10.2%

---------------

  * Less than 1%

(1) The address of all such persons is c/o the Company, 100 Beaver Street, Waltham, Massachusetts, 02154, except Dr. Friedman, whose address is c/o Grenfell Development Corp., One Kendall Square, Suite 2200, Cambridge, MA 02139.

(2) Includes 1,433,000 shares which are issuable upon the exercise of vested options.

(3) Includes 20,000 shares for Mr. Levy, 70,000 shares for each of Dr. McCarren and Mr. Rauscher, 207,500 shares for Dr. Leder, 10,200 shares for Mr. Eloi, and 75,000 shares for Dr. Seizinger which are issuable upon the exercise of vested options or options which are to become vested within 60 days following December 5, 1997. Excludes options which have been granted to directors and officers but which will not become vested within 60 days following December 5, 1997.

(4) Includes a total of 1,885,700 shares which may be issuable upon the exercise of vested options or options which are to become vested 60 days following December 5, 1997. Excludes options which have been granted to directors and officers but which will not become vested within 60 days following December 5, 1997.

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers. Executive officers, directors and greater than ten percent beneficial owners are required by Securities and Exchange Commission regulations to furnish the Company with copies of all
Section 16(a) forms they file.

     Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that during fiscal 1997 all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with.

                             EXECUTIVE COMPENSATION

     The following table sets forth the cash compensation paid by the Company to its Chief Executive Officer and other executive officers who earned more than $100,000 for the fiscal year ended August 31, 1997:

                           SUMMARY COMPENSATION TABLE

                                                                           LONG-TERM
                                                                           COMPENSATION
                                                                             AWARDS
                                                                           SECURITIES
                                                           ANNUAL          UNDERLYING
                                                        COMPENSATION         STOCK            ALL
                                                     ------------------     OPTIONS/         OTHER
                                          FISCAL     SALARY      BONUS        SARS       COMPENSATION(1)
      NAME AND PRINCIPAL POSITION          YEAR         $          $           #               $
---------------------------------------   -------    -------     ------    ----------    -------------
Robert J. Hennessey....................      1997    346,915(2)  40,000           --         2,735
Chairman, President/CEO                      1996    313,661(3)  50,000      300,000         1,000
                                             1995    258,655(4)  25,000           --         1,000

Bernd R. Seizinger.....................      1997    272,228(5)  50,000      600,000            --
Executive Vice President,                    1996         --         --           --            --
Chief Scientific Officer                     1995         --         --           --            --

Fenel M. Eloi..........................      1997    152,742(6)  24,000       15,100         2,846
Sr. Vice President,                          1996    119,700     30,000       25,100         1,000
CFO & Treasurer                              1995    108,800         --       40,500         1,000

Christopher T. Kelly...................      1997     59,257(7)  15,000      165,000            --
Sr. Vice President-                          1996         --         --           --            --
Strategic Planning and                       1995         --         --           --            --
Business Development

---------------

(1) These amounts represent Company contributions to the Company's 401(k) Plan.

(2) This amount includes $63,331 for relocation expenses and $16,949 for other compensation allowances.

(3) This amount includes $67,123 for temporary housing.

(4) This amount includes $34,031 for temporary housing.

(5) This amount includes $56,458 for relocation expenses.

(6) This amount includes $14,743 for relocation expenses.

(7) This amount includes $4,450 for temporary housing. Mr. Kelly's salary reflects 4 months of employment.

EXECUTIVE EMPLOYMENT AGREEMENT

     Robert J. Hennessey, Chairman of the Board, President and Chief Executive Officer of the Company, has an employment agreement with the Company which commenced March 15, 1996. The agreement is subject to automatic extension annually thereafter unless prior written notice of nonrenewal is given. Mr. Hennessey's current base salary is $260,000, and is subject to increase each year, as determined by the Board of Directors or Stock Option and Compensation Committee. The percentage of the increase must be at least equal to the percentage increase, if any, during the preceding year in the Consumer Price Index-Boston Region. The agreement entitles Mr. Hennessey to receive bonuses based on the Company's achievement of certain operating and financial goals. The amount of any bonus shall be determined by the Board (or a committee of the Board) pursuant to the agreement. Mr. Hennessey was awarded non-qualified stock options to purchase 1,600,000 shares of Common Stock upon hiring, all of which were vested as of August 31, 1997.

Mr. Hennessey was also awarded non-qualified stock options to purchase up to 300,000 shares of Common Stock, at an exercise price of $8.87 per share, the fair market value of the Common Stock on the date of the grant. As of August 31, 1997, 175,000 options have vested and the balance of the 125,000 options by their terms vest on December 21, 2005 or earlier if the average closing price of the Common Stock for a period of 10 out of 20 consecutive trading days is $14.25 or higher.

     These options shall become fully vested upon the occurrence of a change in control (as defined). In addition, the agreement provides for the continuation of all compensation and benefits for a period equal to the lesser of the remaining term of the agreement or 8 months in the event that Mr. Hennessey's employment is terminated without cause (as defined) or terminates with good reason (as defined). In the event that Mr. Hennessey's employment is terminated by the Company within 12 months following a change in control (as defined) for any reason other than cause, the Company will pay him a lump sum cash payment equal to two times the base salary and bonus paid to Mr. Hennessey for the calendar year preceding the year in which the change in control occurs, and all accrued obligations (as defined). The agreement contains customary confidentiality and non-competition clauses.

     The following table reflects the stock options granted by the Company to the named executive officers for the fiscal year ending August 31, 1997:

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                               INDIVIDUAL GRANTS

                                                                                    POTENTIAL REALIZABLE
                                                                                      VALUE AT ASSUMED
                           SECURITIES     % OF TOTAL                                RATES OF STOCK PRICE
                           UNDERLYING    OPTIONS/SARS   EXERCISE                      APPRECIATION FOR
                          OPTIONS/SARS    GRANTED TO     OR BASE                       OPTION TERM(1)
                            GRANTED      EMPLOYEES IN     PRICE     EXPIRATION    ------------------------
          NAME                 #         FISCAL YEAR    ($/SHARE)      DATE           5%           10%
------------------------  ------------   ------------   ---------   ----------    ----------    ----------
Robert J. Hennessey.....      --            --             --           --            --            --

Fenel M. Eloi...........         100(2)     --           $8.3125      10/31/06    $      523    $    1,324
                              15,000(3)       1.9%        8.3125       6/30/07        78,415       198,720

Bernd R. Seizinger......     600,000(4)      59.6%        7.4375       7/11/06     2,806,442     7,112,076

Christopher T. Kelly....     150,000(5)        19%        9.0625       3/14/07       854,904     2,166,494
                              15,000(3)       1.9%        8.3125       6/30/07        78,415       198,720

---------------

(1) The amounts shown on this table represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10%, compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, on stock option exercises will depend on the future performance of the Common Stock, the option holders' continued employment through the option period, and the date on which the options are exercised.

(2) This incentive stock option was granted on October 31, 1996 and has a term of ten years. The option vests in four equal installments over the next four years on the anniversary of the date of grant.

(3) These incentive stock options were granted on June 30, 1997 and have a term of ten years. The options vest in four equal installments over the next four years on the anniversary of the date of grant.

(4) This non-qualified stock option was granted on July 11, 1996 and has a term of ten years. 300,000 of these options will be vested in equal installments over four years, with the first 75,000 vesting on September 1,

    1997. The remaining 300,000 will vest as follows: 100,000 when the closing price of the Common Stock, as reported on the NASDAQ National Market, is $14.25 for any 10 of 20 consecutive trading days; 100,000 when the closing price of the Common Stock, as reported on the NASDAQ National Market, is $18.25 for any 10 of 20 consecutive trading days; and the remaining 100,000 when the closing price of the Common Stock, as reported on the NASDAQ National Market, is $20.25 for any 10 of 20 consecutive trading days. All options vest on Sept. 1, 2003.

(5) This non-qualified stock option was granted on March 14, 1997 and has a term of ten years. 75,000 options will be vested in equal installments over four years, with the first 18,750 vesting on March 16, 1998. The remaining 75,000 will vest as follows: 25,000 when the closing price of the Common Stock, as reported on the NASDAQ National Market, is $14.25 for any 20 of 40 consecutive trading days; 25,000 when the closing price of the Common Stock, as reported on the NASDAQ National Market, is $18.25 for any 20 of 40 consecutive trading days; and the remaining 25,000 when the closing price of the Common Stock as reported on the NASDAQ National Market, is $20.25 for any 20 of 40 consecutive trading days. All options vest March 16, 2004.

     The following table sets forth the aggregate dollar value of all options exercised and the total number of unexercised options held on August 31, 1997 by each of the named executive officers:

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                     NUMBER OF
                                                                    SECURITIES            VALUE OF
                                                                    UNDERLYING           UNEXERCISED
                                                                    UNEXERCISED         IN-THE-MONEY
                                                                  OPTIONS/SARS AT      OPTIONS/SARS AT
                                                                  FISCAL YEAR-END      FISCAL YEAR-END
                                                                        (#)                  ($)
                               SHARES ACQUIRED       VALUE          EXERCISABLE          EXERCISABLE
            NAME                 ON EXERCISE#     REALIZED($)      UNEXERCISABLE      UNEXERCISABLE(1)
-----------------------------  ----------------   ------------   -----------------   -------------------
Robert J. Hennessey..........        2,000          $ 15,375     1,773,000/125,000   $      10,087,375/0
Fenel M. Eloi................       32,750           295,711        18,775/ 64,175        35,955/151,797
Bernd Seizinger..............           --                --        75,000/525,000        37,500/262,500
Christopher T. Kelly.........           --                --             0/165,000                   0/0

---------------

(1) The closing price of the Common Stock on August 31, 1997 was $7.9375 as reported by the NASDAQ National Market. Value is calculated on the basis of the difference between the option exercise price and $7.9375 multiplied by the number of shares of Common Stock underlying the option.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Performance Graph on page 7 shall not be incorporated by reference into any such filings.

             REPORT OF THE STOCK OPTION AND COMPENSATION COMMITTEE

     The Stock Option and Compensation Committee of the Board of Directors (the "Compensation Committee") of the Company consists of Dr. McCarren and Messrs. Rauscher and Levy. The Compensation Committee's responsibilities include recommending to the Board of Directors the compensation of the Company's executive officers, administering the Company's stock option plans and approving the grant of stock options to employees of, and consultants to, the Company. No member of the Compensation Committee was an officer or employee of the Company during the year ended August 31, 1997.

     The Company's executive compensation programs reflect input and recommendations from the Company's Chief Executive Officer. The Compensation Committee reviews his proposals concerning executive compensation and makes a recommendation to the Board of Directors concerning the scope and nature of compensation arrangements. It is the Company's current policy to establish, structure and administer compensation plans and arrangements so that the deductibility to the Company of such compensation will not be limited under
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     The Company and Mr. Hennessey are parties to an employment agreement. During the year ended August 31, 1997, Mr. Hennessey received a salary of $266,635 and a bonus of $40,000 under the agreement. Pursuant to the agreement, in March 1993 and March 1996 Mr. Hennessey was granted an option to purchase up to 1,600,000 and 300,000 shares of the Company's Common Stock, respectively. See "Executive Compensation -- Executive Employment Agreement".

     Mr. Hennessey's base salary and bonus reflect Mr. Hennessey's and the Company's accomplishments since his employment with the Company began in March 1993 through fiscal 1997. During this period, Mr. Hennessey completed several strategic alliances with pharmaceutical companies, initiated the Company's PathoGenome(TM) database initiative, and completed a successful public offering. No specific weight was assigned to any of these factors by the Compensation Committee.

EXECUTIVE OFFICER COMPENSATION

     The Company maintains compensation and incentive programs designed to motivate, retain and attract management. The compensation levels provided for the Company's executive officers reflect consideration of the compensation levels of comparable companies and the performance and potential of the officer.

     Ongoing executive officer compensation is determined subjectively, in that the Chief Executive Officer provides recommendations to the Compensation Committee for the proposed remuneration of the Company's officers based on his evaluation of those individuals' performance against objectives jointly formulated by the Chief Executive Officer and the officers, any change in their responsibilities, their potential to contribute to the success of the Company and the compensation levels of similarly situated employees of comparable companies. No specific weights have been assigned to these factors by the Compensation Committee.

     Officer compensation is generally composed of cash compensation and option grants under the Company's stock option plans. The Company believes strongly in the use of stock options to align the interests of its employees, particularly its executive officers, with the interests of the Company's shareholders. Options generally vest over a period of years, in order to serve as a future incentive. There is no formula for the award of stock options to individual executives. Factors considered in making option awards include the officer's existing equity or stock option position, the importance to the Company of retaining the officer's services, the officer's potential to contribute to the success of the Company and the officer's past contributions to the Company.

                                            STOCK OPTION AND COMPENSATION
                                            COMMITTEE

                                            Donald J. McCarren
                                            Steven M. Rauscher
                                            Lawrence Levy

                               PERFORMANCE GRAPH

NOTE: The stock price performance shown on the graph below is not necessarily indicative of future price performance.

     The graph below compares the relative cumulative total returns to the Company's shareholders with the cumulative total of the S&P 500 Index and the Hambrecht & Quist Biotechnology Index over the last five years.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
           AMONG GENOME THERAPEUTICS CORPORATION, THE S & P 500 INDEX
                 AND THE HAMBRECHT & QUIST BIOTECHNOLOGY INDEX

                             GENOME
 MEASUREMENT PERIOD       THERAPEUTICS      S & P            H&Q
(FISCAL YEAR COVERED)        CORP.           500        BIOTECHNOLOGY

         8/92                  100            100            100

         8/93                   96            115             87

         8/94                  139            122            103

         8/95                  539            148            136

         8/96                  635            175            152

         8/97                  552            246            161

                                      LOGO

* $100 invested on 8/31/92 in stock or Index, including reinvestment of dividends. Fiscal year ending August 31.

                                   PROPOSAL A

                           ELECTION OF FIVE DIRECTORS

     The Board of Directors has fixed the number of directors at five. It is intended that the enclosed proxy will be voted for the election of the five persons named below unless such authority has been withheld in the proxy. Each director will hold office until the next annual meeting and until his successor is elected and shall have been qualified. The five nominees for election as directors who receive the greatest number of votes properly cast for the election of directors shall be elected directors of the Company. If any nominee should be unavailable for election at the time of the Annual Meeting (which is not presently anticipated) the persons named as proxies may vote for another person in their discretion or may vote for fewer than five directors. All of the nominees are currently directors of the Company and were elected at the 1997 Annual Meeting. All have agreed to serve as directors if elected at the Annual Meeting.

     Directors of the Company who are not also employees will receive compensation under the 1997 Directors' Deferred Stock Plan, which is described at page 15 below.

     The nominees for directors of the Company who are proposed for election at the Annual Meeting, their ages, and a description of their principal occupations are set forth in the following table. The principal occupations and business experience of the nominees for the past five years have been with the employers indicated, although in some cases they have held different positions with such employers.

                                                                                        DIRECTOR
          NAME             AGE        PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIP        SINCE
-------------------------  ----   ---------------------------------------------------  ----------
Robert J. Hennessey......   56    Mr. Hennessey became Chief Executive Officer and        1993
                                  President of the Company in March 1993 and was
                                  elected Chairman of the Board in May 1994. From
                                  1990 to March 1993, Mr. Hennessey was President of
                                  Hennessey & Associates, Ltd., a consulting firm,
                                  and from 1980 to 1990 he was a Vice President of
                                  Sterling Drug, Inc., a pharmaceutical company.

Philip J. Leder..........   63    Dr. Leder, a director of the Company, has served as     1994
                                  the John Emery Andrus Professor of Genetics and
                                  Chairman of the Department of Genetics at Harvard
                                  Medical School since 1980. He has also been a
                                  Senior Investigator of the Howard Hughes Medical
                                  Institute since 1986. Dr. Leder is a director of
                                  Monsanto Company, Inc.

Lawrence Levy............   74    Mr. Levy, a director of the Company, is Chairman of     1986
                                  the Board of Directors and President of Northern
                                  Ventures Corporation, an international management
                                  and business consulting firm. He has held this
                                  position since 1982.

Donald J. McCarren.......   58    Dr. McCarren, a director of the Company, has been       1993
                                  the President and Chief Executive Officer of
                                  National Center for Genome Resources since 1997. He
                                  was the President, Chief Executive Officer and a
                                  director of Tacora Corp., a drug delivery company,
                                  from October 1994 until May 1996. From 1992 to
                                  1994, Dr. McCarren was the President and Chief
                                  Operating Officer of ImmunoGen, Inc., a
                                  biopharmaceutical company, and from 1990 to 1992
                                  Dr. McCarren was the President of Adria
                                  Laboratories, a division of Erbamont, N.V., a
                                  biopharmaceutical company.

                                                                                        DIRECTOR
          NAME             AGE        PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIP        SINCE
-------------------------  ----   ---------------------------------------------------  ----------
Steven M. Rauscher.......   45    Mr. Rauscher is a director of the Company and has       1993
                                  been the Chief Executive Officer and a director of
                                  Affiliated Research Centers, Inc. since 1995. From
                                  1993 to 1995, Mr. Rauscher was President and Chief
                                  Executive Officer of Pharmedic, Inc., a
                                  biopharmaceutical company, and from 1976 to 1993,
                                  he was Vice President of Abbott Laboratories, a
                                  biopharmaceutical company.

     The Board of Directors held four meetings during fiscal 1997. In fiscal 1997, each member of the Board of Directors attended at least 75% of the meetings of the Board of Directors and of each committee on which they serve.

     The Board of Directors has established an Audit Committee consisting of Mr. Rauscher, Dr. McCarren, and Mr. Levy which held one meeting during fiscal 1997. The duties of the Audit Committee consist of reviewing with the Company's independent auditors and its management the scope and results of the annual audit, the scope of other services provided by the Company's auditors, proposed changes in the Company's financial and accounting standards and principles, the Company's policies and procedures with respect to its internal accounting, auditing and financial controls, and making recommendations to the Board of Directors on the engagement of independent auditors.

     The Board of Directors has established a Stock Option and Compensation Committee, consisting of Dr. McCarren and Messrs. Rauscher and Levy. The duties of the Stock Option and Compensation Committee consist of recommending to the Board of Directors the compensation of the Company's executive officers, administering the Company's stock option plans and approving the grant of stock options to employees of, and consultants to, the Company. During fiscal 1997, the Stock Option and Compensation Committee held six meetings.

     The Board of Directors has established a Nominating Committee, consisting of Mr. Levy and Dr. Leder. The duties of the Nominating Committee consist of considering and making recommendations regarding candidates for election to the Board of Directors. The Nominating Committee held no meetings during fiscal 1997. The Nominating Committee does not consider nominees recommended by shareholders.

THE BOARD OF DIRECTORS RECOMMENDS ELECTION OF THE FIVE NOMINEES DESCRIBED ABOVE.

                               EXECUTIVE OFFICERS

     The executive officers of the Company who are not also directors of the Company are as follows.

             NAME                                POSITION
------------------------------  ------------------------------------------
Fenel M. Eloi.................  Senior Vice President, Treasurer and Chief
                                Financial Officer

Bernd R. Seizinger............  Executive Vice President and Chief
                                Scientific Officer

Christopher T. Kelly..........  Senior Vice President -- Strategic
                                Planning and Business Development

     Fenel M. Eloi joined the Company in September 1989 as Corporate Controller and was promoted to his current position in 1997. Between 1984 and 1989, Mr. Eloi held various financial management positions at GTE Corp. Prior to 1984, he held various financial positions, both domestic and international, with Haemonetics Corporation and Simplex Time Recorder Co.

     Dr. Seizinger has served as Executive Vice President and Chief Scientific Officer since 1996. Prior to joining the Company, Dr. Seizinger held various positions at Bristol-Myers Squibb Pharmaceutical Research Institute including Vice President, Molecular Genetics, Oncology of Bristol-Myers from 1992 to 1995 and Vice President, Corporate and Academic Alliances from 1995 to September 1996. Prior to this, Dr. Seizinger served as an Associate Professor of Neuroscience at Harvard Medical School as well as Associate Geneticist in the Department of Neurology and Neurosurgery and Director of the Molecular Neuro-Oncology Laboratory at Massachusetts General Hospital. Dr. Seizinger also serves as an Associate Faculty Member of the Department of Molecular Biology at Princeton University.

     Christopher T. Kelly has been Senior Vice President- Strategic Planning and Business Development since March 1997. Prior to joining the Company, Mr. Kelly served as President and Chief Executive Officer of Spectral Pharmaceuticals, Inc., a company which he co-founded in 1993. Prior to Spectral, he was Vice President of Commercial Development at Triplex Pharmaceutical Corporation. From March 1986 to March 1992, Mr. Kelly held senior strategic planning and business development positions at Sterling Drug, Inc., serving as Vice President Business Development from March 1989 to March 1992. Mr. Kelly previously held senior marketing positions with Boehringer Mannheim Corporation, CooperBiomedical, Inc. and Hoffmann-La Roche Inc.

                                   PROPOSAL B

                       ADOPTION OF 1997 STOCK OPTION PLAN

GENERAL

     On October 20, 1997, the Board of Directors adopted the 1997 Stock Option Plan (the "1997 Plan"), subject to shareholder approval. The 1997 Plan's eligibility criteria are intended to encompass the employees, consultants and advisers of the Company and its subsidiaries.

     Subject to adjustment for stock splits and similar events, the total number of shares of Common Stock that can be issued under the 1997 Plan is 850,000 shares. If any award under the 1997 Plan expires (or is terminated) without having been exercised in full, the number of shares of Common Stock as to which such award was not exercised will be available for future grants.

     The proceeds received by the Company from exercises of awards under the 1997 Plan will be used for general corporate purposes. The shares of Common Stock to be issued upon exercise of awards granted under the 1997 Plan will be authorized but unissued shares or shares reacquired by the Company. No fractional shares of Common Stock will be delivered under the 1997 Plan.

SUMMARY OF THE 1997 PLAN

     The 1997 Plan is set forth as Exhibit A to this Proxy Statement. The following description of certain features of the 1997 Plan is qualified in its entirety by this reference.

     Administration; Eligible Employees. The 1997 Plan will be administered by the Compensation Committee of the Board of Directors, all of the members of which are "disinterested persons" as that term is defined under rules promulgated by the Securities and Exchange Commission, and "outside directors" within the meaning of section 162(m) of the Code. All members of the Compensation Committee serve at the pleasure of the Board.

     The Compensation Committee has full power to select, from among the personnel eligible for options, the individuals to whom options will be granted and to determine the specific terms of each option, subject to the provisions of the 1997 Plan. Persons eligible to participate in the 1997 Plan will be employees, consultants, and advisers, whether or not they are officers or directors, of the Company or any of its subsidiaries. Subject to certain adjustments for stock splits and similar events, the maximum number of shares of Common Stock with respect to which an award may be granted to any participant during any single fiscal year is 500,000.

     General Terms of Options. The 1997 Plan permits the granting of options that qualify as incentive stock options under the Code ("incentive options" or "ISOs"), stock options that do not so qualify ("nonstatutory options"), and stock appreciation rights ("SARs"). The option exercise price of each option shall be determined by the Compensation Committee but shall not be less than 100% of the fair market value of the shares on the date of grant in the case of ISOs (110% in the case of ISOs granted to a ten percent or greater shareholder), nor shall the exercise price be less, in the case of an original issue, than the par value per share of the Common Stock.

     The term of each option will be fixed by the Compensation Committee but may not exceed ten years from the date of grant (five years in the case of an incentive option granted to a ten percent or greater shareholder). The Compensation Committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Compensation Committee.

     The exercise price of options granted under the 1997 Plan must be paid in full in cash or check, bank draft or money order unless the Compensation Committee permits payment by delivery of shares of Common Stock or an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price.

     Each SAR will entitle the participant to receive upon exercise the excess of the share's value on the date of exercise over the share's fair market value on the date it was granted. No SAR will be exercisable later than ten years after the date of grant.

     If an employee's employment terminates, other than because of death or discharge for cause which in the opinion of the Compensation Committee casts such discredit on the employee as to justify termination of the award, any award held by the employee will be exercisable only to the extent the employee would have been permitted to exercise the award at the date of such termination, and then only within three months of the date of such termination (or such longer period as the Compensation Committee may determine). In the case of a participant who is not an employee, provisions relating to the exercisability of awards following termination of service shall be specified in the award. If a participant dies at a time when he is entitled to exercise an award, such award may be exercised by such participant's legal representatives or beneficiaries at any time within three years (or such shorter period as the Board or the Compensation Committee may determine) after his death. In no event, however, would any award be exercisable later than ten years from the date of grant.

     Adjustment for Stock Dividends, Mergers, etc. The Compensation Committee is required to make appropriate adjustments in connection with outstanding awards and the maximum number of shares that may be delivered under the 1997 Plan to reflect stock dividends, stock splits, extraordinary distributions, recapitalizations and similar events.

     Nontransferability of Awards. Except as the Board may otherwise determine in connection with gifts, no award granted under the 1997 Plan may be transferred other than by will or by the laws of descent and distribution, and during a participant's lifetime an award may be exercised only by the participant (or, in the event of a participant's incapacity, the person or persons legally appointed to act on the participant's behalf).

     Changes in Stock. In the event of a stock dividend or other distribution to common stock holders other than a normal cash dividend, stock split or combination of shares, recapitalization or other change in the Company's capital stock, the number and kind of shares of stock or securities of the Company subject to awards then outstanding or subsequently granted under the Plan, the exercise price of such awards, the maximum number of shares or securities that may be delivered under the 1997 Plan, and other relevant provisions shall be appropriately adjusted by the Board.

     Tax Withholding. The Compensation Committee in its discretion may permit a participant to elect to have the Company hold back from the shares to be delivered upon exercise, or to deliver to the Company, shares of Common Stock having a value sufficient to satisfy all federal, state and local withholding tax requirements. Such withholding tax obligations would otherwise be required to be paid in cash by the participant on the date of exercise.

     Effect, Discontinuance, Cancellation, Amendment and Termination. Neither adoption of the 1997 Plan nor the grant of awards to a participant will affect the Company's right to grant such participant awards that are not subject to the 1997 Plan, to issue to such participant Common Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Common Stock may be issued.

     The Compensation Committee may at any time discontinue granting awards under the 1997 Plan. With the consent of the participant, the Compensation Committee may at any time cancel an existing award in whole or in part and grant another award for such number of shares as the Compensation Committee specified. The Board may at any time or times amend the 1997 Plan or any outstanding award for the purpose of satisfying the requirements of section 422 of the Code or of any changes in applicable laws or regulations or for any other purpose that may at the time be permitted by law, or may at any time terminate the 1997 Plan as to any further grants of awards, provided that (except to the extent expressly required or permitted by the 1997 Plan) no such amendment shall, without the approval of the shareholders of the Company effectuate a change for which shareholder approval is required in order for the 1997 Plan to continue to qualify under Rule 16b-3 under the Securities Exchange Act of 1934 or section 422 of the Code, and no such amendment shall adversely affect the rights of any participant (without his consent) under any award previously granted. Currently, the incentive stock option regulations would require shareholder approval for an increase in the maximum number of shares issuable pursuant to incentive options under the 1997 Plan or a modification in eligibility requirements under the 1997 Plan. In order to qualify for the exemption available under Rule 16b-3 an amendment would currently require such approval if it materially increased benefits accruing to directors or officers of the Company under the 1997 Plan, materially increased the number of securities issuable under the 1997 Plan or materially modified eligibility requirements under the 1997 Plan.

     Effective Date of 1997 Plan. As of the date of this Proxy Statement, the Compensation Committee has granted options to purchase 155,550 shares under the 1997 Plan subject to shareholder approval of the 1997 Plan. Upon approval by the shareholders, the 1997 Plan will be effective as of October 20, 1997, and will continue in effect through October 20, 2007, unless earlier terminated by the Board.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     Incentive Options. No taxable income is realized by the optionee upon the grant or, in general, the exercise of an ISO. If no disposition of shares issued to an optionee pursuant to the exercise of an ISO are sold more than two years from the date of grant of the ISO and more than one year after the transfer of such shares to the optionee, then (a) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (b) no deduction will be allowed to the Company for federal income tax purposes. The exercise of an ISO may result in alternative minimum tax liability for the optionee.

     If shares of Common Stock acquired upon the exercise of an ISO are disposed of prior to the expiration of the two-year or one-year holding periods described above (a "disqualifying disposition"), generally (a) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on an arm's length sale of such shares) over the option price thereof, and (b) the Company will be entitled to deduct such amount. Any further gain realized will be taxed as short-term or long-term capital gain and will not result in any deduction by the Company. Special rules will apply where all or a portion of the exercise price of the ISO is paid by tendering shares of Common Stock.

     If an ISO is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a nonstatutory stock option. Generally, an ISO will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (one year following termination of employment, in the case of termination by reason of permanent and total disability), except in certain cases where the ISO is exercised after the death of the optionee. Also, an ISO will not be eligible for the tax treatment described above to the extent that it, together with other ISOs granted to the same individual, first became exercisable in any calendar year for shares of Common Stock having a fair market value (determined at time of grant) in excess of $100,000.

     Nonstatutory Options. With respect to nonstatutory options under the 1997 Plan, no income is realized by the optionee at the time the option is granted. Generally, (a) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and the Company may claim a tax deduction for the same amount, and (b) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares have been held (but no additional deduction will be available to the Company). In the case of nonstatutory options granted to an employee, the ordinary income associated with exercise constitutes wages subject to withholding.

RECOMMENDATION

     The Board of Directors believes that the 1997 Plan, by permitting further grants of awards to acquire Common Stock of the Company, will benefit the Company and assist it in meeting the competitive situation created by the incentive compensation programs of other companies. Accordingly, the Board of Directors believes that the proposal is in the best interests of the Company and its shareholders and recommends that the shareholders approve the 1997 Plan.

     It is the intention of the persons named as proxies to vote the shares to which the proxy relates to approve the 1997 Plan, unless instructed to the contrary. The 1997 Plan will not take effect unless it is approved by the affirmative vote of the holders of a majority of the shares of Common Stock represented and entitled to vote at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL B.

                                   PROPOSAL C

                ADOPTION OF 1997 DIRECTORS' DEFERRED STOCK PLAN

GENERAL

     On November 21, 1997, the Board of Directors adopted, subject to stockholder approval, the 1997 Directors' Deferred Stock Plan (the "Directors' Plan"). Under the Directors' Plan, non-employee directors of the Company will receive their annual retainer in the form of deferred shares of Common Stock. The annual retainer is currently set at 800 shares of Common Stock and may be adjusted from time to time. In addition, each director will be permitted to elect to receive all of his or her board meeting fees for each year in the form of deferred shares. Meeting fees are currently set at $2,000 per meeting and may be adjusted from time to time. Directors receive no compensation for their services other than the annual retainer and their board meeting fees.

SUMMARY OF THE DIRECTORS' PLAN.

     The Directors' Plan is set forth as Exhibit B to this Proxy Statement. The following description of certain features of the Directors' Plan is qualified in its entirety by this reference.

     Administration; Eligible Directors. The plan will be administered by the Compensation Committee of the Board of Directors. All directors who are not employees of the Company ("Eligible Directors") participate in the Directors' Plan. There are currently four Eligible Directors.

     General Terms of Deferred Stock. Under the Directors' Plan, on January 10 of each fiscal year, each Eligible Director will receive the annual retainer for the fiscal year, currently set at 800 shares, in the form of a right to receive Common Stock of the Company on the earlier of (i) three years from the date of grant or (ii) the date upon which such director ceases to be a director by reason of death, permanent disability, resignation or retirement. An award to a director elected for a partial term will be subject to proration. In addition, a director may elect to receive board meeting fees, currently set at $2,000 per meeting, in the form of deferred shares payable at the same time as the annual retainer.

     The number of shares underlying awards granted to any director shall be equal to (i) 800 shares of Common Stock (as adjusted from time to time by the Board or for mergers, stock splits and similar events) for the annual retainer and (ii) the whole number (with any fractional interests rounded up to the next highest whole number) obtained by dividing $2,000, as adjusted from time to time by the Board, by the fair market value of the stock on the date of each board meeting attended by such director.

     Non-transferability of Awards. Each deferred stock award will be non-transferable except upon death or pursuant to a qualified domestic relations order. If the director ceases to be a director of the Company by reason of death, permanent disability, resignation or retirement, the director's stock may thereafter be issued to the designated beneficiary, legal representative or legatee of the director.

     Adjustments for Mergers. Upon a merger in which the Company is not the surviving corporation or that results in the acquisition of more than 50% of the Company's stock or sale of all or substantially all of the Company's assets, or a dissolution or liquidation of the Company, all shares of deferred stock awarded under the Directors' Plan which are not issuable at that time will be automatically issued immediately prior to the consummation of the transaction.

     Changes in Stock, etc. In the event of a stock dividend, extraordinary distribution, stock split, recapitalization or other change in the Company's capital stock, the number and kind of shares of stock or securities of the Company subject to awards then outstanding or subsequently granted under the Directors'

Plan, the price of such awards, the maximum number of shares or securities that may be delivered under the Directors' Plan, and other relevant provisions shall be appropriately adjusted by the Board.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     No taxable income is realized by the director at the time the deferred stock is granted. Generally, (a) upon issuance, ordinary income is realized in an amount equal to the fair market value of the shares on the date of issuance, and the Company may claim a tax deduction for the same amount, and (b) at disposition, appreciation or depreciation after the date of issuance is treated as either short-term or long-term capital gain or loss depending on how long the shares have been held (but no additional deduction will be available to the company).

RECOMMENDATION

     The Board of Directors believes that the Directors' Plan, by permitting grants of awards to acquire Common Stock of the Company, will benefit the Company and assist it in meeting the competitive situation created by the incentive compensation programs of other companies. Accordingly, the Board of Directors believes that the proposal is in the best interests of the Company and its shareholders and recommends that the shareholders approve the Directors' Plan.

     It is the intention of the persons named as proxies to vote the shares to which the proxy relates to approve the Directors' Plan, unless instructed to the contrary. The Directors' Plan will not take effect unless it is approved by the affirmative vote of the holders of a majority of the shares of Common Stock represented and entitled to vote at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL C.

     The following table sets forth the benefits or amounts that will be received by or allocated to non-employee directors of the Company who are eligible to be granted deferred stock under the Directors' Plan for the calendar year ending December 31, 1998.

                               NEW PLAN BENEFITS

                    1997 DIRECTORS' DEFERRED STOCK PLAN (1)

                     NAME AND POSITION                        DOLLAR VALUE(2)    NUMBER OF SHARES(2)
------------------------------------------------------------  ----------------   -------------------
Philip J. Leder.............................................      $ 16,800              1,744
Lawrence Levy...............................................      $$16,800              1,744
Donald J. McCarren..........................................      $$16,800              1,744
Steven M. Rauscher..........................................      $$16,800              1,744
All current directors who are not executive officers as a
  group (4 persons).........................................      $ 67,200              6,976

---------------

(1) The amounts shown on this table are based on amounts which would have been received last year if the Directors' Plan had been in effect and each director had elected to take his board meeting fee in the form of deferred shares.

(2) The dollar value for the annual retainer is based on the closing price of the Company's Common Stock on January 10, 1997 and the dollar value for each meeting fee is based on the closing price of the Company's Common Stock on the date of the applicable meeting, each as reported on the NASDAQ National Market. The dollar value and number of shares used to calculate the meeting fee represents 4 meetings attended by each of Dr. Leder, Mr. Levy, Dr. McCarren and Mr. Rauscher.

                                   PROPOSAL D

                     RATIFICATION OF SELECTION OF AUDITORS

     Arthur Andersen LLP, Boston, Massachusetts, has been selected by the Board of Directors of the Company as auditors of the Company for the fiscal year ending August 31, 1998. Unless otherwise indicated, proxies will be voted in favor of ratifying the selection of Arthur Andersen as auditors. A representative of Arthur Andersen will be present at the Annual Meeting if requested by a shareholder (either in writing or by telephone) in advance of the Annual Meeting. Such requests should be directed to the Clerk of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL D.

                             SHAREHOLDER PROPOSALS

     In order for any proposal that a shareholder intends to present at next year's annual meeting of shareholders to be eligible for inclusion in the Company's proxy material for that meeting, it must be received by the Clerk of the Company at the Company's offices in Waltham, Massachusetts, no later than August 23, 1998.

                                 OTHER MATTERS

     The Board of Directors knows of no other business to be presented at the meeting, but if other matters do properly come before the meeting, it is intended that the persons named in the proxy will vote in respect thereof in accordance with their best judgment.

     In the event that sufficient votes in favor of any of the proposals set forth in the accompanying Notice are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of such meeting for a period of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to any of such proposals. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of such proposals. They will vote against any such adjournment those proxies required to be voted against any of such proposals. The costs of any such additional solicitation and of any adjourned session will be born by the Company.

     The Board of Directors encourages you to have your shares voted by signing and returning the enclosed form of proxy. The fact that you will have returned your proxy in advance will in no way affect your right to vote in person should you find it possible to attend. However, by signing and returning the proxy you have assured your representation at the meeting. Thank you for your cooperation.

                                                                       EXHIBIT A

                           GENOME THERAPEUTICS CORP.

                             1997 STOCK OPTION PLAN

1.  PURPOSE

     The purpose of the 1997 Stock Option Plan (the "Plan") is to advance the interests of Genome Therapeutics Corp. (the "Company") by enhancing the ability of the Company and its subsidiaries to attract and retain employees, consultants or advisers who are in a position to make significant contributions to the success of the Company; to reward such individuals for their contributions; and to encourage such individuals to take into account the long-term interests on the Company through interests in shares of the Company's common stock ("Stock"). Any employee, consultant or adviser designated to participate in the Plan is referred to as a "participant." The proceeds received from the sale of stock pursuant to the Plan shall be used for general corporate purposes.

     Options granted pursuant to the Plan may be incentive stock options as defined in Section 422 of the Code (any option that is intended so to qualify as an incentive stock option being referred to herein as an "incentive option"), or options that are not incentive options, or both. Except as otherwise expressly provided with respect to an option grant, no option granted pursuant to the Plan shall be an incentive option.

2.  ADMINISTRATION

     The Plan shall be administered by a Stock Option Committee appointed by, or in a manner authorized by, the Board of Directors (the "Board") of the Company or such other committee of the Board as the Board shall from time to time appoint or authorize to administer the Plan (the Stock Option Committee or such other committee being hereinafter referred to as the "Committee"). The Committee shall have authority, not inconsistent with the express provisions for the Plan,
(a) to grant awards consisting of options or stock appreciation rights ("SARs"), or both, to such participants as the Committee may select; (b) to determine the time or times when awards shall be granted and the number of shares of Stock subject to each award; (c) to determine which options are, and which options are not, incentive options; (d) to determine the terms and conditions of each award;
(e) to prescribe the form or forms of any instruments evidencing awards and any other instruments required under the Plan and to change such forms from time to time; (f) to adopt, amend and rescind rules and regulations for the administration of the Plan; and (g) to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Such determinations of the Committee shall be conclusive and shall bind all parties. Subject to Section 8, the Committee shall also have the authority, both generally and in particular instances, to waive compliance by a participant with any obligation to be performed by him under an award, to waive any condition or provision of an award, and to amend or cancel any award (and if an award is canceled, to grant a new award on such terms as the Committee shall specify), except that the Committee may not take any action with respect to an outstanding award that would adversely affect the rights of the participant under such award without such participant's consent. Nothing in the preceding sentence shall be construed as limiting the power of the Board to make adjustments required by Section 4(c) and Section 6(j).

     The Committee shall consist of two or more members of the Board who are, at the time of their appointment and any time they exercise discretion in administering the Plan, "disinterested persons" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, and "outside directors" within the meaning of Section 162(m) of the Code. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members.

3.  EFFECTIVE DATE AND TERM OF PLAN

     The Plan shall become effective on the date on which it is approved by the shareholders of the Company. Grants of awards under the Plan may be made prior to that date (but after Board adoption of the Plan), subject to approval of the Plan by such shareholders.

     No awards shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but awards previously granted may extend beyond that date.

4.  SHARES SUBJECT TO THE PLAN

     a. Number of Shares. Subject to adjustment as provided in Section 4(c), the aggregate number of shares of Stock that may be delivered upon the exercise of awards granted under the Plan shall be 850,000. If any award granted under the Plan terminates without having been exercised in full, or upon exercise is satisfied other than by delivery of Stock, the number of shares of Stock as to which such award was not exercised shall be available for future grants within the limits set forth in this Section 4(a).

     b. Maximum Shares. Subject to Section 4(d), the maximum number of shares of Stock with respect to which an award may be granted to any participant during any single fiscal year is 500,000. For purposes of this paragraph, except as otherwise provided in regulations or other guidance issued under Section 162(m) of the Code, any repricing of an option or Stock Appreciation Right shall be treated as an additional grant.

     c. Shares to be Delivered. Shares delivered under the Plan will be common stock of the Company and shall be authorized but unissued Stock, or, if the Board so decides in its sole discretion, previously issued Stock acquired by the Company and held in its treasury. No fractional shares of Stock will be delivered under the Plan.

     d. Changes in Stock. In the event of a stock dividend or other distribution to common stock holders other than a normal cash dividend, stock split or combination of shares, recapitalization or other change in the Company's capital stock, the number and kind of shares of stock or securities of the Company subject to awards then outstanding or subsequently granted under the Plan, the exercise price of such awards, the maximum number of shares or securities that may be delivered under the Plan, and other relevant provisions shall be appropriately adjusted by the Board, whose determination shall be binding on all persons.

     The Board or Committee may also adjust the number of shares subject to outstanding awards, the exercise price of outstanding awards and the terms of outstanding awards, to take into consideration material changes in accounting practices or principles, extraordinary dividends, consolidations or mergers (except those described in Section 6(j)), acquisitions or dispositions of stock or property or any other event if it is determined by the Board or Committee in its sole discretion that such adjustment is appropriate to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of an incentive option, without the consent of the participant, if it would constitute a modification, extension or renewal of the option within the meaning of section 424(h) of the Code.

5.  ELIGIBILITY FOR AWARDS

     Those eligible to receive awards under the Plan ("Participants") will be employees of the Company or any of its subsidiaries ("Employees") and other persons or entities (including without limitation non-Employee directors of the Company or a subsidiary of the Company) who, in the opinion of the Committee, are in a position to make a significant contribution to the success of the Company and its subsidiaries.

Incentive options shall be granted only to "employees" as defined in the provisions of the Code or regulations thereunder applicable to incentive stock options.

     A subsidiary for purposes of the Plan shall be a corporation (i) in which the Company owns, directly or indirectly, stock possessing 50% or more of the total combined voting power of all classes of stock or (ii) over which the Company has effective operating control; provided, however, that no corporation shall be deemed a subsidiary for the purpose of any provisions applicable to incentive options, and no incentive options shall be granted to employees of such corporation, unless in each case such corporation shall constitute a subsidiary as defined in clause (i) above.

6.  TERMS AND CONDITIONS OF OPTIONS AND SARs

     a. Exercise Price of Options. The exercise price of each option shall be determined by the Committee but in the case of an incentive option shall not be less than 100% (110%, in the case of an incentive option granted to a ten-percent shareholder) of the fair market value of the Stock at the time the option is granted; nor shall the exercise price be less, in the case of an original issue of authorized stock, than par value. For this purpose, "fair market value" in the case of incentive options shall have the same meaning as it does in the provisions of the Code and the regulations thereunder applicable to incentive options; and "ten-percent shareholder" shall mean any participant who at the time of grant owns directly, or by reason of the attribution rules set forth in section 424(d) of the Code is deemed to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its parent or subsidiary corporations.

     b. Duration of Options. An option shall be exercisable during such period or periods as the Committee may specify. The latest date on which an option may be exercised (the "Final Exercise Date") shall be the date which is ten years (five years, in the case of an incentive option granted to a "ten-percent shareholder" as defined in (a) above) from the date the option was granted or such earlier date as may be specified by the Committee at the time the option is granted.

     c. Exercise of Options.

          i. An option shall become exercisable at such time or times and upon such conditions as the Committee shall specify. In the case of an option not immediately exercisable in full, the Committee may at any time accelerate the time at which all or any part of the option may be exercised.

          ii. Any exercise of an option shall be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by (A) such documents as may be required by the Committee and (B) payment in full as specified below in Section 6(d) for the number of shares for which the option is exercised.

          iii. In the case of an option that is not an incentive option, the Committee shall have the right to require that the participant exercising the option remit to the Company an amount sufficient to satisfy any federal, state, or local withholding tax requirements (or make any other arrangements satisfactory to the Company with regard to such taxes) prior to the delivery of any Stock pursuant to the exercise of the option. If permitted by the Committee, either at the time of the grant of the option or the time of exercise, the participant may elect, at such time and in such manner as the Committee may prescribe, to satisfy such withholding obligation by (A) delivering to the Company Stock owned by such individual having a fair market value equal to such withholding obligation, or (B) requesting that the Company withhold from the shares of Stock to be delivered upon the exercise a number of shares of Stock having a fair market value equal to such withholding obligation.

          In the case of an incentive option, if at the time the option is exercised the Committee determines that under applicable law and regulations the Company could be liable for the withholding of any federal or state tax with respect to a disposition of the Stock received upon exercise, the Committee may require as a condition of exercise that the participant exercising the option agree (A) to inform the Company promptly of any disposition (within the meaning of section 424(c) of the Code and the regulations thereunder) of Stock received upon exercise, and (B) to give such security as the Committee deems adequate to meet the potential liability of the Company for the withholding of tax, and to augment such security from time to time in any amount reasonably deemed necessary by the Committee to preserve the adequacy of such security.

          iv. If an option is exercised by the executor or administrator of a deceased participant, or by the person or persons to whom the option has been transferred by the participant's will or the applicable laws of descent and distribution, the Company shall be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of the person or persons exercising the option.

     d. Payment for and Delivery of Stock. Stock purchased upon exercise of an option under the Plan shall be paid for as follows: (i) in cash or by certified check or cashier's check, bank draft or money order payable to the order of the Company or (ii) if so permitted by the Committee (which, in the case of an incentive option, shall specify such method of payment at the time of grant),
(A) through the delivery of shares of Stock (duly owned by the participant and for which the participant has good title, free and clear of any liens and encumbrances) having a fair market value on the last business day preceding the date of exercise equal to the purchase price or (B) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or (C) by any combination of the permissible forms of payment.

     e. Stock Appreciation Rights. The Committee in its discretion may grant SARs either in tandem with or independent of options awarded under the Plan. Except as hereinafter provided, each SAR will entitle the participant to receive upon exercise, with respect to each share of Stock to which the SAR relates, the excess of (i) the share's value on the date of exercise, over (ii) the share's fair market value on the date it was granted. For purposes of clause (i), "value" shall mean fair market value; provided, that the Committee may adjust such value to take into account dividends on the Stock and may also grant SARs that provide, in such limited circumstances following a change in control of the Company (as determined by the Committee) as the Committee may specify, that "value" for purposes of clause (i) is to be determined by reference to an average value for the Stock during a period immediately preceding the change in control, all as determined by the Committee. The amount payable to a participant upon exercise of an SAR shall be paid either in cash or in shares of Stock, as the Committee determines. Each SAR shall be exercisable during such period or periods and on such terms as the Committee may specify. No SAR shall be exercisable after the date which is ten years from the date of grant.

     f. Delivery of Stock. A participant shall not have the rights of a shareholder with regard to awards under the Plan except as to Stock actually received by him under the Plan.

     The Company shall not be obligated to deliver any shares of Stock (i) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, (ii) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance, and (iii) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the award, such representation or agreements as counsel of the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

     g. Nontransferability of Awards. Except as the Board may otherwise determine in connection with the gifts, no award may be transferred other than by will or by the laws of descent and distribution, and during a participant's lifetime, an award may be exercised only by him (or in the event of the participant's incapacity, the person or persons legally appointed to act on the participant's behalf).

     h. Death. If a participant dies, each award held by the participant immediately prior to death may be exercised, to the extent it was exercisable immediately prior to death, by his executor or administrator, or by the person or persons to whom the award is transferred by will or the applicable laws of descent and distribution, at any time within the three-year period ending with the third anniversary of the participant's death (or such shorter or longer period as the Board or Committee may determine) but in no event beyond the Final Exercise Date. All awards held by a participant immediately prior to death that are not then exercisable shall terminate on the date of death.

     i. Other Termination of Service. If an employee's employment with the Company and its subsidiaries terminates for any reason other than death, all awards held by the employee that are not then exercisable on the date employment terminates shall continue to be exercisable for a period of three months (or such longer period as the Committee may determine, but in no event beyond the Final Exercise Date) unless the employee was discharged for cause which in the opinion of the Committee casts such discredit on him as to justify termination of his awards. After completion of that three-month period (or such shorter or longer period as the Board or Committee may determine) such awards shall terminate to the extent not previously exercised, expired or terminated. For purposes of this Section 6(i), employment shall not be considered terminated (i) in the case of sick leave or other bona fide leave of absence approved for purposes of the Plan by the Committee, so long as the employee's right to reemployment is guaranteed either by statute or by contract, or (ii) in the case of a transfer of employment between the Company and a subsidiary or between subsidiaries, or to the employment of a corporation (or a parent or subsidiary corporation of such corporation) issuing or assuming an award in a transaction to which section 424(a) of the Code applies.

     In the case of a participant who is not an employee, provisions relating to the exercisability of awards following termination of service shall be specified in the award. If not so specified, all awards held by such participant that are not then exercisable shall terminate upon termination of service.

     j. Mergers, etc. In the event of a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of substantially all the Company's outstanding Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of substantially all the Company's assets, all outstanding awards shall thereupon terminate, provided that at least 20 days prior to the effective date of any such merger, consolidation or sale of assets, the Board or Committee shall either (i) make all outstanding awards exercisable immediately prior to consummation of such merger, consolidation or sale of assets or (ii) if there is a surviving or acquiring corporation, arrange, subject to consummation of the merger, consolidation or sale of assets, to have that corporation or an affiliate of that corporation grant to participants replacement awards which in the case of incentive awards satisfy, in the determination of the Board or Committee, the requirement of section 424(a) of the Code.

     The Board or Committee may grant awards under the Plan in substitution for awards held by employees, consultants or advisers of another corporation who concurrently becomes employees, consultants or advisers of the Company or a subsidiary of the Company as a result of a merger or consolidation of that corporation with the Company or a subsidiary of the Company, or as the result of the acquisition by the Company or a subsidiary of the Company of property or stock of that corporation. The Company may direct that substitute awards be granted on such terms and conditions as the Board or Committee considers appropriate in the circumstances.

7.  EMPLOYMENT RIGHTS

     Neither the adoption of the Plan nor the grant of awards shall confer upon any participant any right to continue as an employee of, or consultant or adviser to, the Company or any parent or subsidiary or affect in any way the right of the Company or parent or subsidiary to terminate such participant at any time. Except as specifically provided by the Committee in any particular case, the loss of existing or potential profit in awards granted under this Plan shall not constitute an element of damages in the event of termination of the relationship of a participant even if the termination is in violation of an obligation of the Company to the participant by contract or otherwise.

8.  EFFECT, DISCONTINUANCE, CANCELLATION, AMENDMENT AND TERMINATION

     Neither adoption of the Plan nor the grant of awards to a participant shall affect the Company's right to make awards to such participant that are not subject to the Plan, to issue to such participant Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Stock may be issued.

     The Committee may at any time discontinue granting awards under the Plan. With the consent of the participant, the Committee may at any time cancel an existing award in whole or in part and grant another award for such number of shares as the Committee specified. The Board may at any time or times amend the Plan or any outstanding award for the purpose of satisfying the requirements of section 422 of the Code or of any changes in applicable laws or regulations or for any other purpose that may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of awards, provided that (except to the extent expressly required or permitted by the Plan) no such amendment shall, without the approval of the stockholders of the Company effectuate a change for which stockholder approval is required in order for the Plan to continue to qualify under Rule 16b-3 under the Securities Exchange Act of 1934 or section 422 of the Code, and no such amendment shall adversely affect the rights of any participant (without his consent) under any award previously granted.

                                                                       EXHIBIT B

                           GENOME THERAPEUTICS CORP.

                      1997 DIRECTORS' DEFERRED STOCK PLAN

1.  Purpose.

     The purpose of this 1997 Directors' Deferred Stock Plan (the "Plan") of Genome Therapeutics Corp. (the "Company") is to assist the Company in recruiting and retaining highly qualified directors and to strengthen the commonality of interest between directors and shareholders by providing for the receipt by the directors of the Company of all or a portion of their directors fees in the form of Deferred Stock Rights (as defined below).

2.  Administration.

     The Plan will be administered by a committee (the "Committee") of not less than two directors of the Company, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. Unless the Board of Directors otherwise decides, the Committee will be the Stock Option and Compensation Committee of the Board. All questions of interpretation of the Plan shall be determined by the Committee and such determination shall be final and binding upon all persons having an interest in the Plan. No Committee member shall be liable for any action or determination under the Plan made in good faith.

3.  Participation in the Plan.

     All directors of the Company who are not employees of the Company ("Eligible Directors") shall be eligible to be granted deferred stock under the Plan.

4.  Stock Subject to the Plan.

     The maximum number of shares which may be issued under the Plan shall be 150,000 shares of the Company's Common Stock, $0.10 par value per share ("Common Stock"), subject to adjustment as provided in Section 9.

5.  Election of Deferred Stock Right.

     (a) Each Eligible Director shall receive his or her Annual Retainer in the form of a Deferred Stock Right as provided hereunder. "Annual Retainer" means the amount that a director is entitled to receive for serving as a director for a calendar year, as determined from time to time by the Board of Directors. The Annual Retainer for calendar 1998 is set at 800 shares of Common Stock. "Deferred Stock Rights" represent the right to receive a specified number of shares of Common Stock from the Company on a date that is the earlier of (i) the date three years from the date of grant of such Defined Stock Right or (ii) the date upon which the grantee ceases to be a director of the Company by reason of death, permanent disability, resignation or retirement.

     (b) Subject to adjustment from time to time by the Board of Directors, each Eligible Director shall receive a fee in the amount of $2,000 for each board meeting attended by such Eligible Director (as so adjusted, the "Meeting Fee"). On or before December 15 of each year, each Eligible Director may elect to receive all of his or her Board Meeting Fees for the upcoming calendar year (the "Elective Fee") in the form of Deferred Stock Rights by completing and delivering to the Company a written election (the "Election Form") in a form established by the Committee. The election shall become effective for the next succeeding calendar year and shall be irrevocable. Any Eligible Director who does not deliver an Election Form to the Company shall receive his or her Board Meeting Fees in the form of cash.

6.  Terms, Conditions and Form of Deferred Stock.

     Each Deferred Stock Right granted under the Plan shall be evidenced by a written agreement in such form as the Committee shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

     (a) Annual Retainer. Subject to Section 13, on January 10 of each year commencing in 1998, each Eligible Director then in office shall receive certificates representing Deferred Stock Rights in respect of the Annual Retainer. Any Eligible Director who is first elected other than at an annual meeting of stockholders shall be entitled to receive a Deferred Stock Right for the Annual Retainer (appropriately prorated) and the grant date will be the date of election.

     (b) Meeting Fee. For directors who have elected to have the Meeting Fee paid in the form of Deferred Stock Rights, the number of shares underlying Deferred Stock Rights granted to any Eligible Director shall be equal to the whole number (with any fractional interests rounded up to the next highest whole number) obtained by dividing $2,000 (as adjusted from time to time by the Board of Directors) by the Fair Market Value of the Common Stock on the date of the meeting for which such fee is being calculated (the "Meeting Date"). Certificates representing the Deferred Stock Rights shall be delivered to the director as soon as practicable after the Meeting Date. The "Fair Market Value" shall be (i) the average of the closing prices of the Common Stock on the NASDAQ National Market or such other securities exchange or automated quotation system on which the Common Stock shall be primarily traded at the time of such determination for the ten trading days ending on the day before the applicable reference date or (ii) if there is no such trading, as determined in good faith by the Committee.

     (d) Payment Upon Death. In the event of a director's death, the director's Deferred Stock Rights shall be issuable to the legal representative or legatee of the grantee. In the alternative, an Eligible Director may elect to designate a beneficiary to receive his or her Deferred Stock Right in the event of such director's death. In order to designate a beneficiary or beneficiaries, such director must complete and deliver to the Company a written form (the "Beneficiary Form") on which he or she makes such designation. Such a designation will become effective when received by the Company but no later than six months following the date a Deferred Stock Right is granted (the "Effective Date"). The designation shall be irrevocable unless modified or revoked as provided in this subsection. In order to modify or revoke a designation, the director must complete and deliver to the Company a change in Beneficiary Form at least six months prior to the Effective Date, providing that said modification or revocation shall be effective on the Effective Date. If the director shall die without making a designation, the Deferred Stock Right shall be issued to the legal representative or legatee of the directors estate.

7.  Assignments.

     Each Deferred Stock Right granted under the Plan by its terms shall not be transferable by the grantee otherwise than by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order (as defined in Section 414(p) of the Internal Revenue Code of 1986, as amended or replaced from time to time) and shall be exercised during the lifetime of the grantee only by such grantee or the transferee pursuant to a qualified domestic relations order.

8.  Limitation of Rights.

     (a) No Right to Continue as Director. Neither the Plan, nor the granting of a Deferred Stock Right nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, expressed or implied, that the Company will retain a director for any period of time.

     (b) No Shareholder Rights. A grantee shall have no rights as a shareholder with respect to the shares covered by his or her Deferred Stock Right until the date of the issuance to him or her of a stock certificate covering the shares underlying such Deferred Stock Right, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such certificate is issued.

9.  Adjustment Provisions.

     (a) Recapitalizations. If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets of the Company are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment may be made in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of shares or other securities subject to any then outstanding Deferred Stock Right under the Plan, and (z) the price for each share subject to any then outstanding Deferred Stock Right under the Plan. In the event of any other extraordinary dividend or distribution, whether in stock, cash or other property, or a spinoff, split up or other extraordinary transaction, the number of shares issuable under this Plan shall be subject to such adjustment as the Committee or the Board may deem appropriate, and the number of shares issuable pursuant to any Deferred Stock Right theretofore granted and the price of such Deferred Stock Right shall be subject to such adjustment as the Committee or the Board may deem appropriate with a view toward preserving the value of such Deferred Stock Right.

     (b) Mergers, etc. In the event of a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of more than 50% of the Company's outstanding Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of a sale or transfer of substantially all of the Company's assets or a dissolution or liquidation of the Company, all Deferred Stock Rights hereunder will terminate; provided, that immediately prior to the effective date of any such merger, consolidation, sale, dissolution or liquidation, all Deferred Stock Rights hereunder that have been granted but are not otherwise issuable shall be automatically issued.

10.  Amendment of the Plan.

     The Board may at any time amend or discontinue the Plan and the Committee may at any time amend or cancel any outstanding option for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Deferred Stock Right without the holder's consent.

11.  Notice.

     Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Chief Financial Officer of the Company and shall become effective when it is received.

12.  Effective Date and Duration of the Plan.

     (a) Effective Date. The Plan shall become effective upon approval by the Board. Amendments to the Plan shall become effective when adopted by the Board of Directors.

     (b) Termination. Unless earlier terminated pursuant to Section 9, the Plan shall terminate upon the date on which all shares available for issuance under the Plan shall have been issued pursuant to the Deferred Stock Rights granted under the Plan.

13.  General Restrictions.

     (a) Investment Representations. The Company may require any person to whom a Deferred Stock Right is granted, as a condition of such Deferred Stock Right, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the Deferred Stock Right for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

     (b) Compliance with Securities Laws. Each Deferred Stock Right shall be subject to the requirements that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such Deferred Stock Right upon any securities exchange or under any state or federal law is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such shares may not be issued unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain listing, registration or qualification, or to satisfy such condition.

                                            Adopted by the Board of Directors
                                              on November 21, 1997.

                           GENOME THERAPEUTICS CORP.

           SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS,
                                JANUARY 26, 1998

The undersigned hereby appoints Robert J. Hennessey and Fenel M. Eloi or either of them, proxies with power of substitution to each, to vote at the Special Meeting in Lieu of an Annual Meeting of Stockholders of Genome Therapeutics Corp., to be held on January 26, 1998, at Ropes & Gray, One International Place, 36th Floor, Boston, Massachusetts at 11:00 a.m., local time, or at any adjournments thereof, all of the shares of Common Stock, par value $.10 per share, of Genome Therapeutics Corp. that the undersigned would be entitled to vote if personally present. The undersigned instructs such proxies or their substitutes to act on the following matters as specified by the undersigned, and to vote in such manner as they may determine on any other matters that may properly come before the meeting.


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                                                  --------------
                                                                    SEE REVERSE
                                                                       SIDE
                                                                  --------------

/X/ PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO CONTRARY DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.

1.  To Elect five directors.

    NOMINEES: Philip Leder, Robert J. Hennessey, Lawrence Levy,
              Donald J. McCarren, Steven M. Rauscher

           FOR                 WITHHELD
           ALL   /  /          FROM ALL  / /
        NOMINEES               NOMINEES


/ /_______________________________________
   For all nominees execept as noted above



Signature:_________________________________  Date:_______________



2.  To approve of the Company's 1997            FOR   AGAINST   ABSTAIN
    Stock Option Plan.                          / /     / /       / /

3.  To approve of the Company's 1997            / /     / /       / /
    Directors' Deferred Stock Plan.

4.  To ratify the selection of Arthur           / /     / /       / /
    Andersen LLP as the Company's
    auditors for the fiscal year ending
    August 31, 1998.

5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments of the meeting.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                     / /

PLEASE SIGN AND DATE.

NOTE: Please sign exactly as name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.


Signature:_________________________________  Date:_______________